AGREEMENT OF SALE


This Agreement is entered into this 24th day of October, 1997 by and between Applied Cellular Technology, Inc., a Missouri corporation ("ACT or Buyer"), the named shareholders identified in the attached Exhibit A (hereinafter collectively referred to as "Sellers") and Alacrity Systems Incorporated, a New Jersey corporation ("Acquiree").

WHEREAS, Sellers own shares, either common or preferred, in the number and at the par value as indicated in the hereinabove referenced Exhibit A, of the issued and outstanding stock of Acquiree (representing, collectively, one hundred percent (100%) of the currently issued and outstanding stock of Acquiree) (the "Acquiree Shares");

WHEREAS, Sellers desire to sell and Buyer desires to acquire one hundred percent (100%) of the Acquiree's shares (the "Sale Shares"), such that said acquisition qualifies as a tax-free reorganization under Section 368 of the Internal Revenue Code.

NOW, THEREFORE, for the mutual consideration set out herein, the parties agree as follows:

1.       Purchase and Sale of Acquiree Shares; Payment Price

         1.1 Purchase and Sale. Subject to the terms and conditions of this Agreement, Sellers shall sell to Buyer and Buyer shall purchase from Sellers the Sale Shares at a closing of such sale (the "Closing") to be held at the place and on the date hereinafter provided (the "Closing Date").

         1.2 a. Purchase Price. The purchase price for the Sale Shares shall be the amount of shares of restricted common stock of Buyer ("ACT Stock"), with demand registration rights, such shares having a value of Five Million Two Hundred Thousand Dollars ($5,200,000.00) (the "Purchase Price") (for one hundred percent [100%] of the Acquiree's shares) based upon the market value of ACT shares to be set by the mean closing price of the last ten (10) trading days immediately prior to closing as reflected on the Nasdaq closing price published in "The Wall Street Journal" ("Valuation Date").

     b. Delivery of ACT Stock. At the Closing, each Seller shall receive shares of ACT Stock, with demand registration rights as provided hereinafter in Section 8 of this Agreement, in proportion to its percentage of ownership, as provided in attached Exhibit A. The total value of the shares of ACT Stock conveyed hereunder shall have a value of Five Million Two Hundred Thousand Dollars ($5,200,000.00) as of the Valuation Date.

     c. Change in Capitalization. In the event that between the date of this Agreement and the date of Closing the number of issued and outstanding shares of ACT shall change due to a recapitalization, stock split, reverse stock split, stock dividend or similar event, then the number of shares of the ACT Stock to be received by the Sellers shall be adjusted to reflect fully such event and to assure that the value of the ACT Stock received by the Sellers at Closing shall be equal to the Purchase Price.

                                                               AGREEMENT OF SALE
                                                   ALACRITY SYSTEMS INCORPORATED
                                                                          PAGE 2

     d. At the Closing Date, Buyer will deliver certificates representing the ACT Stock duly endorsed so as to make each Seller the sole holders thereof, free and clear of all claims and encumbrances. The ACT Stock is not registered under the Securities Act of 1933 as amended (the "Act"). The ACT Stock will be subject to a usual and appropriate stop transfer order on the books and records of Acquiree's transfer agent pertaining to securities not registered under the Act. The certificate for the ACT Stock delivered shall bear on its face the following restrictive legend:

               "The shares represented by this certificate have not been registered under the Securities Act of 1933 and are "restricted securities" as that term is defined in Rule 144 under the Act. The shares may not be sold or offered for sale except pursuant to an effective registration statement under the Securities Act of 1933 or an opinion of counsel for the corporation that registration is not required under such Act".

2.       Representations of Sellers and Acquiree

         Acquiree and each Seller, as and for himself, hereby represent and warrant as to each Seller, to the extent of the facts known to him, that, effective this date and the Closing Date, the representations listed below are true and correct.

         2.1 Title to Acquiree Shares. Each Seller has good and valid title to the Sale Shares, reflected on Exhibit "A" hereto, being sold free and clear of all liens, claims, encumbrances, security interests, options, charges and restrictions of any kind. Upon delivery to Buyer at the Closing of certificates representing the Sale Shares, duly endorsed in blank or accompanied by stock powers duly endorsed in blank in proper form for transfer, good and valid title to the Sales Shares will pass to Buyer, free and clear of all liens, claims, encumbrances, security interests, options, charges and restrictions of any kind. The Sale Shares are not subject to any voting trust agreement or other contract, agreement, arrangement, commitment or understanding restricting or otherwise relating to voting, dividend rights or the disposition of the Sales Shares.

         2.2 Financial Statements. Acquiree has previously furnished audited financial statements dated July 31, 1997 (see separate Disclosure Schedule). The financial statements are correct and complete and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis. The financial statements present fairly the financial condition of Acquiree as of the respective dates of said balance sheets and the results of operations for the respective periods indicated in said statements of income and retained earnings.

         2.3 Litigation. There are no actions, suits, proceedings or investigations (whether or not purportedly on behalf of Acquiree) pending or threatened against or affecting Acquiree, at law, or in equity or admiralty, or before or by any federal, state, municipal or other governmental department, commission, board, bureau agency or instrumentality, domestic or foreign, which involve the likelihood of any adverse judgment of liability, not fully covered by insurance, in excess of Five Thousand Dollars ($5,000.00) in any one case, or Ten Thousand Dollars ($10,000.00) in the aggregate, or which may result in any material adverse change aside from the monetary adverse judgment or liability) in the business, operations, properties or assets or in the condition, financial

                                                               AGREEMENT OF SALE
                                                   ALACRITY SYSTEMS INCORPORATED
                                                                          PAGE 3

or otherwise, of Acquiree, except in each as listed and described in Exhibit 2.3 annexed hereto. To the best of Sellers' knowledge, Acquiree is not in default with respect to any order, writ, injunction or decree of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.

         2.4 Compliance with Laws. Acquiree has complied in all material respects with all laws, regulations and judicial or administrative tribunal orders applicable to its business of which it is aware except as previously disclosed to Buyer (see Disclosure Schedule).

         2.5 Taxes. As of the date hereof, and as of the Closing Date, all federal, state and local tax returns required to be filed by Acquiree have been duly filed, or will be filed, taking into account any extensions of the filing deadlines which have been granted by to Acquiree. Federal income tax returns of Acquiree have been submitted to the Internal Revenue Service ("IRS") for all past fiscal years through and including 1996 (see Disclosure Schedule). All deficiencies by any taxing authority have either been paid or settled or are included in the amounts for accrued taxes shown on the respective balance sheet.

         2.6 Absence of Changes of Events. Since the date of the balance sheet, and except as otherwise disclosed on Schedule 2.6, there has not occurred:

               a. any undisclosed material and adverse change in the financial condition or operations of Acquiree;

               b. any undisclosed material damage, destruction or loss to or of any of the assets or properties owned or leased by Acquiree;

               c. the creation or attachment of any lien against any of the currently issued and distributed stock of Acquiree;

               d. any waiver, release, discharge, transfer or cancellation by Acquiree of any rights or claims of material value;

               e. any issuance by Acquiree of any securities (including all debt or equity securities) or any merger or consolidation of Acquiree with any other person or any acquisition by Acquiree of the business of any other person;

               f. any incurrence, assumption or guarantee by Acquiree of any indebtedness or liability other than in the ordinary course of business;

               g. any declaration, setting aside or payment by Acquiree of any dividends on, or any other distribution with respect to, any capital stock of Acquiree or any repurchase, redemption or other acquisition of any capital stock of Acquiree; or

               h. (i) any payment of any bonus, profit sharing, pension or similar payment or arrangement or special compensation to any employee of Acquiree, except in the ordinary course of the business of Acquiree, (ii) any increase in the compensation payable or to become payable to any employee of Acquiree.

                                                               AGREEMENT OF SALE
                                                   ALACRITY SYSTEMS INCORPORATED
                                                                          PAGE 4

         2.7 No Violation. Except as set forth in the documents listed, referred to in Exhibits hereto or the Disclosure Schedule, the execution and carrying out of this Agreement will not conflict with, or result in any breach of any of the terms, or create a charge or encumbrance upon any of the properties or assets, or outstanding stock of Acquiree pursuant to any corporate charter, bylaw, indenture, mortgage or lease to which Acquiree is a party or by which it is bound. The execution and carrying out of this Agreement will not violate any provision of law.

         2.8 Accuracy of Information. To the best knowledge of both the Sellers and Acquiree, none of the written information and documents which have been or will be furnished by Acquiree or by any representatives of Acquiree to Buyer or any of the representatives of Buyer in connection with the transaction contemplated by this Agreement contains or will contain, as the case may be, any untrue statement of a material fact, or omits or will omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances in which made. To the best of its knowledge, Acquiree has disclosed to Buyer as the purchaser of the Sale Shares all material information relating to Acquiree and its activities as currently conducted.

         2.9 Capital Stock. The Acquiree is authorized to issue seventy million (70,000,000) shares consisting of (a) forty-one million (41,000,000) shares of Common Stock, $.01 par value, and (b) twenty-nine million (29,000,000) shares of Preferred Stock, $.01 par value, of which (i) two hundred sixty-two thousand (262,000) shares are designated as Class A Preferred Stock, $.01 par value, (ii) twelve million six hundred nineteen thousand three hundred seventy-seven (12,619,377) shares designated as Class B Preferred Stock, $.01 par value, and
(iii) fifteen million (15,000,000) shares designated as Class C Preferred Stock, $.01 par value.

         2.10 Organization and Good Standing. Acquiree is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, with all requisite power and authority to own its properties and to carry on its business as now conducted.

         2.11 Officers and Directors. The present officers and directors of Acquiree are as follows:

           Officers:        President                  John F. Reap
                            Secretary                  Ludwig J. Kapp
                            Treasurer                  John F. Reap

           Directors:       Alexandra M. Giurgiu
                            John E. Fox
                            Harry Edelson
                            Carol Maurizi
                            Ludwig J. Kapp
                            John F. Reap

                                                               AGREEMENT OF SALE
                                                   ALACRITY SYSTEMS INCORPORATED
                                                                          PAGE 5

         2.12 Other Agreements. Acquiree is a party to no material agreement (written or verbal) except (1) as disclosed in this Agreement, (2) orders of merchandise in normal quantities for use in Acquiree's business, and (3) as set forth in the separate Disclosure Schedule.

         2.13 Insurance Policies. Acquiree has delivered to Buyer true, correct and complete copies of all policies of fire, liability and other forms of insurance now in force with respect to Acquiree and its assets, as listed in the separate Disclosure Schedule. All premiums have been paid and all such policies are in effect and will remain in effect through the Closing Date. Acquiree shall amend such policies to add Buyer as an additional insured.

         2.14 Employees. All employees of Acquiree and their current rate of compensation are listed in the separate Disclosure Schedule. Acquiree is not a party to any union contract.

         2.15 Employee Benefit Plans. The employees of Acquiree may participate in certain employee benefits plans, including health insurance, dental insurance, short and long term disability plans and a 401k plan (see Disclosure Schedule).

         2.16 Brokers. The Agreement by and between Acquiree and Argentum Partners, dated March 24, 1997, has expired and that neither Sellers nor Acquiree have any continued or continuing obligations thereunder.

         2.17 True and Correct. The representations and warranties made hereinabove in this Section 2 will be correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on the Closing Date.

3.       Representations of Buyer

         Buyer warrants and represents, that, effective this date and the Closing Date, the representations listed below are true and correct.

         3.1 Organization; Good Standing. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Missouri.

         3.2 Execution, Delivery and Performance of Agreement; No Conflict; Authorization. Buyer has full power and authority to carry out the transactions contemplated by this Agreement and the execution, delivery and performance of this Agreement has been duly authorized by the Buyer by all necessary corporate action and will not result in any breach of or violate or constitute a default under its Certificate of Incorporation or Bylaws and other governing documents of Buyer, or any statutes, laws or regulations or indenture, mortgage or other agreement or instrument, or any order, judgment or decree to which it is a party or may be subject.

         3.3 Title to ACT  Stock.  ACT's  Stock,  deliverable  pursuant  to this
Agreement,   shall  be   validly   issued  and   outstanding,   fully  paid  and
nonassessable.

                                                               AGREEMENT OF SALE
                                                   ALACRITY SYSTEMS INCORPORATED
                                                                          PAGE 6

         3.4 Capital Stock. The Buyer is authorized to issue forty-five million (45,000,000) shares consisting of (a) forty million (40,000,000) designated as Common Stock, $.001 par value, of which seventeen million fifty-seven thousand four hundred forty-six (17,057,446) are validly issued and outstanding and (b) five million (5,000,000) are designated as preferred stock, of which one hundred nine thousand (109,000) are validly issued and nine thousand (9,000) are outstanding.

         3.5 Financial Statements. Annexed hereto as Exhibit 3.5 are the audited financial statements of Buyer dated December 31, 1996. The financial statements in Exhibit 3.5 are correct and complete and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis. The financial statements present fairly the financial condition of Buyer as of the respective dates of said balance sheets and the results of operations for the respective periods indicated in said statements of income and retained earnings.

         3.6 Litigation. To the best of Buyer's knowledge, there are no actions, suits, proceedings or investigations (whether or not purportedly on behalf of Buyer) pending or threatened against or affecting Buyer at law or in equity or admiralty or before or by any federal, state, municipal or other governmental department, commission, board, bureau agency or instrumentality, domestic or foreign, which involve the likelihood of any adverse judgment of liability, not fully covered by insurance, in excess of Five Thousand Dollars ($5,000.00) in any one case or Ten Thousand Dollars ($10,000.00) in the aggregate, or which may result in any material adverse change aside from the monetary adverse judgment or liability, in the business, operations, properties or assets or in the condition, financial or otherwise, of Buyer. Buyer is not in default with respect to any order, writ, injunction or decree of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.

         3.7 Compliance with Laws. Buyer has complied in all material respects with all laws, regulations and judicial or administrative tribunal orders applicable to its business of which it is aware.

         3.8 Taxes. All federal, state and local tax returns required to be filed by Buyer have been duly filed. Federal income tax returns of Buyer have been submitted to the IRS for all past fiscal years through the fiscal year ended in 1996.

         3.9 No Violation. The execution and carrying out of this Agreement will not conflict with, or result in any breach of any of the terms, or create a charge or encumbrance upon any of the properties or assets, or outstanding stock of Buyer pursuant to any corporate charter, bylaw, indenture, mortgage or lease to which Buyer or any of its stockholders is a party or by which it is bound. The execution and carrying out of this Agreement will not violate any provision of law.

         3.10 Accuracy of Information. None of the written information and documents which have been or will be furnished by Buyer or any representatives of Buyer to Sellers or any of the representatives of Sellers in connection with the transactions contemplated by this Agreement contains or will contain, as the case may be, any untrue statement of a material fact, or omits or will omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances in which made.

                                                               AGREEMENT OF SALE
                                                   ALACRITY SYSTEMS INCORPORATED
                                                                          PAGE 7

         3.11 Disclosure of Information. Buyer is fully aware of the condition and prospects, financial and otherwise, of the Acquiree, having been supplied with such financial and other data relating to the Acquiree as Buyer considered necessary and advisable to enable it to form a decision concerning the purchase herein provided.

         3.12     Sale Shares.

                  a. Buyer has been fully advised by the Sellers that the Sellers will sell the Sale Shares to Buyer without registration under the Act on the basis of the statutory exemption in Section 4(2) of the Act relating to transactions not involving a public offering and that Sellers' reliance upon the statutory exemption is based in large part upon Buyer's representations made in this Agreement.

                  b. Buyer is acquiring the Sale Shares for investment for its own account and not with a view to resell or otherwise distribute the Sale Shares. In making the foregoing representations, Buyer understand that, in the view of the Securities and Exchange Commission, the statutory exemption under
Section 4(2) would not be available if, notwithstanding Buyer's representations, it had in mind merely acquiring the Sale Shares for resale upon the occurrence or nonoccurrence of some predetermined event.

                  c. Buyer has the full right, power and authority to purchase the Sale Shares in accordance with the terms of this Agreement and otherwise to consummate and close the transaction provided for in this Agreement in the manner and upon the terms herein specified.

                  d. Buyer is acquiring the Sale Shares for the purpose of controlling Acquiree.

         3.13 Buyer represents that copies of all documents which have been filed with the Securities and Exchange Commission for the past one (1) year period have been or will be provided to Sellers and that all representations contained therein remain true and complete.

         3.14 True and Correct. The representations and warranties made hereinabove in this Section 3 will be correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on the Closing Date.

4.       Closing Date

         The Closing Date herein referred to shall be October 24 1997. At the Closing, Buyer will be provided with and accept delivery of the Sale Shares, and in connection therewith, and will exchange the ACT Stock due to Sellers in accordance with Section 1.2(b). Certain closing documents may be delivered subsequent to the Closing Date upon the mutual agreement of the parties hereto. Notwithstanding the foregoing, for purposes of allocating the profits and/or losses of Acquiree, the effective date shall be deemed the 1st day of October, 1997.

                                                               AGREEMENT OF SALE
                                                   ALACRITY SYSTEMS INCORPORATED
                                                                          PAGE 8

5.       Conditions Precedent to the Obligations of Sellers

         All obligations of the Sellers under this Agreement are subject to the fulfillment, prior to or as of the Closing Date, of each of the following conditions:

         5.1 The negotiation and execution of an employment non-compete agreement with John F. Reap, on terms and conditions agreeable to the parties thereto, providing for a base salary, benefits and mutually agreed incentive compensation based on performance measures. A form of said employment agreement is attached as Exhibit 5.1.

         5.2 The representations and warranties by Buyer contained in this Agreement or in any certificate or document delivered to Sellers pursuant to the provisions hereof shall be true in all material respects at and as of the time of Closing. as though such representations and warranties were made at and as of such time.

         5.3 Buyer shall have performed and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing including the payment of the Price in accordance with the terms hereof.

         5.4 All instruments and documents delivered to Sellers pursuant to the provisions hereof shall be reasonably satisfactory to legal counsel for Sellers.

6.       Conditions Precedent to the Obligations of Buyer

         All obligations of Buyer under this Agreement are subject to the fulfillment, prior to the, or at the Closing on, the Closing Date, of each of the following conditions:

         6.1 The representations and warranties by Sellers contained in this Agreement or in any certificate or document delivered to Buyer pursuant to the provisions hereof shall be true at and as of the time of Closing as though such representations and warranties were made at and as of such time.

         6.2 Buyer shall have received the resignations of all present officers and directors of, and shall appoint such new officers and directors, of Acquiree as Buyer shall direct, subject, however, to the requirement that the resignations of such present officers and directors shall take effect, and such new officers and directors shall take office, only at such time following the Closing, as such taking of office shall be lawful and proper following compliance by Acquiree of all requirements therefor under the Securities Exchange Act of 1934.

         6.3 Acquiree and Sellers shall have performed and complied with all other covenants, agreement and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing.

                                                               AGREEMENT OF SALE
                                                   ALACRITY SYSTEMS INCORPORATED
                                                                          PAGE 9

         6.4 Acquiree shall have, at the Closing, a minimum of Two Million Dollars ($2,000,000.00) in cash in hand, accounts payable and accrued expenses of no more than Three Hundred Thousand Dollars ($300,000.00). Any adjustments to any of the above accounts shall be reflected as an adjustment to the Price, as defined in Section 1.2.

         6.5 Acquiree shall have terminated the rights conveyed to certain respective Employees under the Alacrity Systems Incorporated Employee Stock Compensation Program, such rights to include an option on stock not previously vested.

         6.6 Acquiree shall have executed the Waiver Agreement and shall make best efforts to cause the execution of the Waiver Agreement by the respective Warrant Holder.

7.       Documents at Closing

         At the Closing, the following transactions shall occur, all of such transactions being deemed to occur simultaneously:

         7.1 Sellers and Acquiree, as the case may be, will deliver, or cause to be delivered, to Buyer the following:

                  a. stock certificates for the Sale Shares, duly endorsed in blank with appropriate signature guarantees;

                  b. all records of Acquiree, including, without limitation, such books and records, charter documents and New Jersey certificate of good standing, as may reasonably be available to Sellers and requested by Buyer;

                  c.  certified  copies of  resolutions  by Acquiree's  board of
directors  or  executive   committees   thereof,   thereunto  duly   authorized,
authorizing this transaction;

                  d. resignations of the present officers and directors of Acquiree;

                  e. a copy of a reasonably current shareholder list of Acquiree certifying the number of shares outstanding;

                  f. current financial statements as of July 31, 1997, in addition to those previously provided by Acquiree showing no assets or debts of any substance not otherwise disclosed, except for such sums as may be owed to Acquiree's transfer agent and certain nominal state taxes;

                  g. such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement or which may be reasonably requested in furtherance of the provisions of this Agreement.

                                                               AGREEMENT OF SALE
                                                   ALACRITY SYSTEMS INCORPORATED
                                                                         PAGE 10

         7.2 Buyer will deliver or cause to be delivered to Sellers such other instruments and documents as are required to be delivered pursuant to the provisions of this Agreement or which may be reasonably requested in furtherance of the provisions of this Agreement.

                  a. Certificates representing the ACT Stock shall be delivered to the Sellers prorata according to their respective ownership interests in Acquiree at the time of the Closing.

                  b. Such secretaries' and officers' certificates or resolutions as may be provided for under this Agreement or under any other document to be delivered at Closing under this Agreement.

8.       Registration Rights

         8.1 Buyer agrees that it will prepare and file with the Securities and Exchange Commission (the "Commission" an amendment which shall include the ACT Stock conveyed hereinabove in Section 1.2(b) to its pending registration statement ("Registration Statement" with respect to the restricted common stock ("Registrable Securities") on or before November 30, 1997. Buyer shall use its best efforts to cause the Registration Statement to become effective within one
(1) month after the Closing Date. Buyer will give prompt notice (in any event, within three [3] business days of the receipt of notice of any exercise of demand registration rights from any person) to the Sellers of its intention to effect such a registration and will include in such registration all the Registrable Securities with respect to which Buyer receives a written request for inclusion, if such request is received within fifteen (15) days after receipt of Buyer's notice. Buyer shall prepare and file with the Commission such amendments and supplements to the Registration Statement, including post-effective amendments and the prospectus used in connection therewith, that may be necessary to keep such Registration Statement effective for a period of not less than nine (9) months and to comply with the provisions of the Securities Act of 1933, as amended, and the regulations promulgated pursuant thereto (the "Act").

                  a. Buyer shall use its best efforts to cause all securities registered pursuant to the Registration Statement to be listed on the Nasdaq National Market System.

                  b. In the event of the issuance of any stop order suspending the effectiveness of the Registration Statement, or any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in the Registration Statement, Buyer will use its best efforts to promptly obtain the withdrawal of such order.

                  c. Buyer shall bear all costs, fees and expenses involved in the preparation and filing of the Registration Statement, including, without limitation, accounting and auditing fees and expenses, and expenses in connection with state qualifications, filing fees, legal counsel fees and expenses and printing expenses. Sellers, however, shall pay all applicable transfer taxes and brokerage commissions as a result of any sale by the Sellers.

                  d. In the event that any of the Registrable Shares are sold by means of the Registration Statement, Buyer agrees to indemnify and hold harmless the Sellers and their heirs, executors, representatives and assigns (an

                                                               AGREEMENT OF SALE
                                                   ALACRITY SYSTEMS INCORPORATED
                                                                         PAGE 11

"Indemnified Person" from and against any and all claims, demands, actions, causes of action, losses, costs, damages, liabilities and expenses, including, without limitation, reasonable legal fees (hereinafter referred to in the singular as a "claim" and in the plural as "claims") based upon, arising out of or resulting from any untrue statement of a material fact contained in the Registration Statement or any failure to state therein a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading to the extent that such claim is based upon, arises out of or results from information furnished to Buyer in writing by Sellers for use in connection with the Registration Statement. Also, in that connection, Sellers agree to defend and indemnify and hold harmless Buyer, its officers and directors (Buyer, its officers and directors and any such other persons being referred to collectively as "Indemnified Person" from and against any and all claims based upon, arising out of or resulting from any untrue statement of a material fact contained in the Registration Statement or any failure to state therein a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading to the extent that such claim is based upon, arises out of or results from information furnished to Buyer in writing by Sellers for use in connection with the Registration Statement. The indemnification set forth herein shall be in addition to any liability which Buyer or Sellers, respectively, may otherwise have to the Indemnified Person.

                  e. Within five (5) days after receiving written notice of any claim in respect of which an Indemnified Person may seek indemnification under subsection 8.1(d) above, such Indemnified Person shall submit notice thereof to Buyer or Sellers, as the case may be (sometimes referred to as an "Indemnifying Person"). The failure of the Indemnified Person to so notify the Indemnifying Person of any such claim shall not relieve the Indemnifying Person from any liability it may have hereunder except to the extent that (i) such liability was caused or increased by such omission, or (ii) the ability of the Indemnifying Person to reduce such liability was adversely affected by such omission. The Indemnified Person and the Indemnifying Person shall cooperate with, and assist, one another in the defense of any claim and any action, suit or proceeding arising in connection therewith; provided, however, that the Indemnifying Person shall have the right to investigate and defend any claim and the Indemnified Person shall have the right to employ separate counsel and to participate in the defense of any claim, but the fees and expenses of such counsel shall not be at the expense of the Indemnifying Person. No settlement of any claim for indemnification under this Section shall be made without the consent of the Indemnifying Person.

         8.2 The Buyer further agrees that if, on the effective date of the Registration Statement for the ACT Stock conveyed hereunder, the average closing price of such shares decreases by more than five percent (5%) from the price established on the Valuation Date, as defined hereinabove in Section 1.2, Buyer shall convey additional ACT Stock equal to the number of shares arrived at by subtracting the number of shares issued at closing from the number of shares determined by the formula noted below. Such shares shall be issued without the same right of reevaluation upon their effective date of registration. Price times ninety-five percent (Price x 95%) divided by the Stock Price at date of Registration equals the adjusted number of shares to be conveyed. (By way of example, if the Price at Registration is seven and 50/100ths dollars ($7.50), 5,200,000 x 95% divided by $7.50 = 658,667 - 622,755 = 35,912, the additional number of shares). If price at registration is greater than ninety-five percent (95%) of the Valuation Price, no such additional shares of ACT Stock shall be issued.

                                                               AGREEMENT OF SALE
                                                   ALACRITY SYSTEMS INCORPORATED
                                                                         PAGE 12

9.       Indemnification

         9.1 Indemnification of Buyer. Each of the Sellers, to the extent of the value of the ACT Stock received by each of them on the Valuation Date, and Acquiree, agree to indemnify and hold the Buyer harmless from and against any damages, liabilities, losses and expenses (including reasonable attorneys' fees) of any kind or nature whatsoever (the "Losses") which may be sustained or suffered by the Buyer based upon a breach of any representation, warranty or covenant made by such Seller or Acquiree, as the case may be, in this Agreement, or in any Exhibit or document or instrument prepared or given by such Seller or Acquiree in connection with this Agreement, or by reason of any claim, action or proceeding asserted or instituted growing out of any matter or thing covered by such representations, warranties or covenants.

         9.2 Indemnification of Sellers and Acquiree. Buyer, to the extent of the value of the ACT Stock, agrees to indemnify and hold the Sellers and Acquiree harmless from and against any damages, liabilities, losses and expenses (including reasonable attorneys' fees) of any kind or nature whatsoever (the "Losses" which may be sustained or suffered by such Sellers and/or Acquiree, as the case may be, based upon a breach of any representation, warranty or covenant made by Buyer in this Agreement, or in any Exhibit or document or instrument prepared or given by Buyer in connection with this Agreement, or by reason of any claim, action or proceeding asserted or instituted growing out of any matter or thing covered by such representations, warranties, or covenants.

         9.3      Procedure.

                  a. Each party claiming indemnification under this Agreement shall give written notice to the other of the indemnification claims hereunder, specifying the amount and nature of the claim and giving the other party the right to contest any such claim. If any third party claim is made to which indemnification is claimed, such indemnified party will, if a claim is to be made against an indemnifying party hereunder, give notice to the indemnifying party of the commencement of such claim, but the failure to notify the indemnifying party will not relieve the indemnifying party of any liability that it may have to any indemnified party, except to the extent that the indemnifying party demonstrates that the defense of such action is prejudiced by the indemnifying party's failure to give such notice.

                  b. If any proceeding is brought against an indemnified party and it gives notice to the indemnifying party of the commencement of such proceeding, the indemnifying party will, unless the claim involves taxes, be entitled to participate in such proceeding and, to the extent that it wishes (unless (i) the indemnifying party is also a party to such proceeding and the indemnified party determines, in good faith, that joint representation would be inappropriate, or (ii) the indemnifying party fails to provide reasonable assurance to the indemnified party of its financial capacity to defend such proceeding and provide indemnification with respect to such proceeding), to

                                                               AGREEMENT OF SALE
                                                   ALACRITY SYSTEMS INCORPORATED
                                                                         PAGE 13

assume the defense of such proceeding with counsel satisfactory to the indemnified party and, after notice from the indemnifying party to the indemnified party of its election to assume the defense of such proceeding, the indemnifying party will not, as long as it diligently conducts such defense, be liable to the indemnified party for any fees of other counsel or any other expenses with respect to the defense of such proceeding, subsequently incurred by the indemnified party in connection with the defense of such proceeding, other than reasonable costs of investigation. If the indemnifying party assumes the defense of a proceeding, (i) it will be conclusively established for purposes of this Agreement that the claims made in that proceeding are within the scope of and subject to indemnification; (ii) no compromise or settlement of such claims may be effected by the indemnifying party without the indemnified party's consent unless the sole relief provided is monetary damages that are paid in full by the indemnifying party; and (iii) the indemnified party will have no liability with respect to any compromise or settlement of such claims effected without its consent. If notice is given to an indemnifying party of the commencement of any proceeding and the indemnifying party does not, within ten
(10) days after the indemnified party's notice is given, give notice to the indemnified party of its election to assume the defense of such proceeding, the indemnifying party will be bound by any determination made in such proceeding or any compromise or settlement effected by the indemnified party.

                  c. Notwithstanding the foregoing, if an indemnified party determines in good faith that there is a reasonable probability that a proceeding may adversely affect it or its affiliates other than as a result of monetary damages for which it would be entitled to indemnification under this Agreement, the indemnified party may, by notice to the indemnifying party, assume the exclusive right to defend, compromise or settle such proceeding, but the indemnifying party will not be bound by any determination of a proceeding so defended or any compromise or settlement effected without its consent (which may not be unreasonably withheld).

10.      Miscellaneous

         10.1 Survival of Representations and Warranties. The respective representations of Sellers and Buyer contained herein or in any certificates delivered prior to or at Closing shall survive for a period of twelve (12) months from the Closing Date, except as may be required by their terms.

         10.2 Further Assurances. At any time, and from time to time, after the effective date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

         10.3 Waiver. Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

         10.4 Arbitration. Any and all disputes and differences between or among the parties with respect to the construction or performance of the terms of this Agreement which cannot be resolved amicably shall be resolved by arbitration before the American Arbitration Association in accordance with its rule then sitting in New Jersey.

                                                               AGREEMENT OF SALE
                                                   ALACRITY SYSTEMS INCORPORATED
                                                                         PAGE 14

         10.5 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or if sent by prepaid first class registered or certified mail, return receipt requested, fax or recognized courier then upon receipt thereof to the following addresses:

To Sellers:                         See attached Exhibit A

To Acquiree:                        Alacrity Systems Incorporated
                                    43 Newburg Road
                                    Hackettstown, NJ 07840

with copies to:                     Paul T. Fader, Esquire
                                    Connell, Foley & Geiser LLP
                                    85 Livingston Avenue
                                    Roseland, NJ 07068-1765

To Buyer:                           Applied Cellular Technology, Inc.
                                    P. O. Box 2067
                                    James River Professional Center, Suite 5
                                    Nixa, MO 65714

with copies to:                     Paul D. Creme, Esquire
                                    Merra, Kanakis, Creme & Mellor, P.C.
                                    60 Main Street
                                    Nashua, NH 03060

         10.6 Expenses. Whether or not the transaction contemplated hereby are consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

         10.7 Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         10.8 Broker's Accomplishment Fees. Buyer shall be solely responsible for the payment in shares of ACT Stock to Ronald Kaplan of a fee equal in amount to One Hundred Fifty-Two Thousand Dollars ($152,000.00). Such shares shall be valued in the same manner as those conveyed to Sellers as determined in Section
1.2 of this Agreement.

         10.9 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         10.10 Governing Law. This Agreement shall be governed by the laws of the State of New Jersey.

                                                               AGREEMENT OF SALE
                                                   ALACRITY SYSTEMS INCORPORATED
                                                                         PAGE 15

         10.11 Binding Effect. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.

         10.12 Entire Agreement. This Agreement is the entire agreement of the parties covering everything agreed upon or understood in the transaction. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof.

         10.13 Severability. If any part of this Agreement is deemed to be unenforceable the balance of this Agreement shall remain in full force and effect.


                        THE BALANCE OF THIS PAGE HAS BEEN
                            INTENTIONALLY LEFT BLANK

                                                               AGREEMENT OF SALE
                                                   ALACRITY SYSTEMS INCORPORATED
                                                                         PAGE 16


IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.


                                  SELLERS:

                                  JAMES FOLTS


                                  By: /s/ John F. Reap
                                     ------------------------------------
                                     John F. Reap
                                     As Attorney-In-Fact

                                  MARK CROWLEY


                                  By: /s/ John F. Reap
                                     ------------------------------------
                                     John F. Reap
                                     As Attorney-In-Fact


                                  MARK GILLIES


                                  By: /s/ John F. Reap
                                     ------------------------------------
                                     John F. Reap
                                     As Attorney-In-Fact

                                  DAVID HAGEDORN


                                  By: /s/ John F. Reap
                                     ------------------------------------
                                     John F. Reap
                                     As Attorney-In-Fact

                                  TODD S. LARCHUK


                                  By: /s/ John F. Reap
                                     ------------------------------------
                                     John F. Reap
                                     As Attorney-In-Fact

                                  VINCENT RAVO


                                  By: /s/ John F. Reap
                                     ------------------------------------
                                     John F. Reap
                                     As Attorney-In-Fact

                                  MATTHEW RUNO


                                  By: /s/ John F. Reap
                                     ------------------------------------
                                     John F. Reap
                                     As Attorney-In-Fact

                                  EDELSON TECHNOLOGY PARTNERS II


                                  By: /s/ John F. Reap
                                     ------------------------------------
                                     John F. Reap
                                     As Attorney-In-Fact

                                  4C VENTURES


                                  By: /s/ John F. Reap
                                     ------------------------------------
                                     John F. Reap
                                     As Attorney-In-Fact

                                  RH INVESTMENT GROUP NO. 1


                                  By: /s/ John F. Reap
                                     ------------------------------------
                                     John F. Reap
                                     As Attorney-In-Fact

                                  MICHAEL EPSTEIN


                                  By: /s/ John F. Reap
                                     ------------------------------------
                                     John F. Reap
                                     As Attorney-In-Fact

                                  ROGER MILLER


                                  By: /s/ John F. Reap
                                     ------------------------------------
                                     John F. Reap
                                     As Attorney-In-Fact

                                  IAN G. MILLER TRUST


                                  By: /s/ John F. Reap
                                     ------------------------------------
                                     John F. Reap
                                     As Attorney-In-Fact

                                  HELEN E. MILLER TRUST


                                  By: /s/ John F. Reap
                                     ------------------------------------
                                     John F. Reap
                                     As Attorney-In-Fact

                                  CHARLES W. MILLER TRUST


                                  By: /s/ John F. Reap
                                     ------------------------------------
                                     John F. Reap
                                     As Attorney-In-Fact

                                  NICHOLAS J. MILLER TRUST


                                  By: /s/ John F. Reap
                                     ------------------------------------
                                     John F. Reap
                                     As Attorney-In-Fact

                                  LUDWIG KAPP


                                  By: /s/ John F. Reap
                                     ------------------------------------
                                     John F. Reap
                                     As Attorney-In-Fact

                                  CHARITABLE LEAD TRUST


                                  By: /s/ John F. Reap
                                     ------------------------------------
                                     John F. Reap
                                     As Attorney-In-Fact

                                  DOROTHY E. PATTEE


                                  By: /s/ John F. Reap
                                     ------------------------------------
                                     John F. Reap
                                     As Attorney-In-Fact


                                  BONNIE JENNINGS (BENTLEY)


                                  By: /s/ John F. Reap
                                     ------------------------------------
                                     John F. Reap
                                     As Attorney-In-Fact

                                  SCOTT CUSINS


                                  By: /s/ John F. Reap
                                     ------------------------------------
                                     John F. Reap
                                     As Attorney-In-Fact

                                  EDWARD FELDMAN


                                  By: /s/ John F. Reap
                                     ------------------------------------
                                     John F. Reap
                                     As Attorney-In-Fact

                                  ELIZABETH B. LENNOX


                                  By: /s/ John F. Reap
                                     ------------------------------------
                                     John F. Reap
                                     As Attorney-In-Fact

                                  GEORGE S. ANTON


                                  By: /s/ John F. Reap
                                     ------------------------------------
                                     John F. Reap
                                     As Attorney-In-Fact

                                  SUZANN NIELSEN


                                  By: /s/ John F. Reap
                                     ------------------------------------
                                     John F. Reap
                                     As Attorney-In-Fact

                                  BRIAN J. DALY


                                  By: /s/ John F. Reap
                                     ------------------------------------
                                     John F. Reap
                                     As Attorney-In-Fact

                                  WILLIAM H. McEVOY


                                  By: /s/ John F. Reap
                                     ------------------------------------
                                     John F. Reap
                                     As Attorney-In-Fact

                                  ROBERT W. LONG


                                  By: /s/ John F. Reap
                                     ------------------------------------
                                     John F. Reap
                                     As Attorney-In-Fact


                                  SCOTT BARTOLETT


                                  By: /s/ John F. Reap
                                     ------------------------------------
                                     John F. Reap
                                     As Attorney-In-Fact

                                  JO ANN NICOLETTI


                                  By: /s/ John F. Reap
                                     ------------------------------------
                                     John F. Reap
                                     As Attorney-In-Fact

                                  CLAIRE L. FREW


                                  By: /s/ John F. Reap
                                     ------------------------------------
                                     John F. Reap
                                     As Attorney-In-Fact

                                  DEBORA ADAMS


                                  By: /s/ John F. Reap
                                     ------------------------------------
                                     John F. Reap
                                     As Attorney-In-Fact

                                  ALICE CHRISTENSEN


                                  By: /s/ John F. Reap
                                     ------------------------------------
                                     John F. Reap
                                     As Attorney-In-Fact

                                  KAREN L. MURPHY


                                  By: /s/ John F. Reap
                                     ------------------------------------
                                     John F. Reap
                                     As Attorney-In-Fact

                                  D. SHAFER


                                  By: /s/ John F. Reap
                                     ------------------------------------
                                     John F. Reap
                                     As Attorney-In-Fact

                                  KEVIN M. STEWART


                                  By: /s/ John F. Reap
                                     ------------------------------------
                                     John F. Reap
                                     As Attorney-In-Fact

                                  DONALD P. PROEFROCK


                                  By: /s/ John F. Reap
                                     ------------------------------------
                                     John F. Reap
                                     As Attorney-In-Fact

                                  ALBERT V. NARUSBERG


                                  By: /s/ John F. Reap
                                     ------------------------------------
                                     John F. Reap
                                     As Attorney-In-Fact

                                  JOHN F. REAP


                                  By: /s/ John F. Reap
                                     ------------------------------------


                                  ACQUIREE:

                                  Alacrity Systems Incorporated


                                  By: /s/ John F. Reap
                                      --------------------------------
                                      John F. Reap
                                      Its duly authorized President


                                  BUYER:

                                  Applied Cellular Technology, Inc.


                                  By: /s/ Garrett A. Sullivan
                                      --------------------------------
                                      Garrett A. Sullivan
                                      Its duly authorized President